EXHIBIT 10.32

ASSIGNMENT AGREEMENT

Agreement made this 29th day of September, 2010, between William Rast Licensing, LLC (“WRL”) and Rosenthal & Rosenthal, Inc. (“Rosenthal”).

W I T N E S S E T H

WHEREAS, Rosenthal and William Rast Sourcing, LLC (“Client”) have entered or will enter into a factoring agreement dated September 29, 2010 (the “Factoring Agreement”) of which WRL has entered into a guaranty in favor of Rosenthal; and

WHEREAS, WRL and Viva Optique, Inc. (“Licensee”) entered into a License Agreement dated as of December 3, 2009, pursuant to which, among other things, Licensee was granted a license for the use of the trademark “William Rast” (the “License Agreement”); and

WHEREAS, WRL desires to induce Rosenthal to make advances to Client pursuant to the Factoring Agreement, and has agreed to provide Rosenthal with additional security for the Obligations (as such term is defined in the Factoring Agreement), to wit, a security interest in and right to receive directly from Licensee all royalty payments due under the License Agreement (the “Royalty Payments”).

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, receipt whereof is hereby acknowledged, the parties hereto have agreed as follows:

1.           WRL represents and warrants that annexed hereto are true and correct copies of (a) the License Agreement and (b) to WRL’s knowledge, no default has occurred thereunder.

2.            As security for the full and timely payment and performance of the Obligations, WRL hereby irrevocably assigns, transfers and sets over unto Rosenthal and grants to Rosenthal a security interest in and to all of its right, title and interest in and to all monies and claims for monies due or to become due to WRL under the License Agreement including, without limitation, the Royalty Payments.

3.           WRL hereby irrevocably authorizes and empowers Rosenthal, at any time after Rosenthal has sent WRL a notice of a default under the Factoring Agreement (the “Trigger Notice”), to ask, demand, receive, receipt and give acquittance for any and all such monies hereby assigned to endorse any checks or other orders for the payment of money payable to WRL pursuant to the License Agreement and, in its discretion, to file any claims or take any action or commence proceeding in its own name or the name of WRL or otherwise, which Rosenthal may deem necessary or advisable to enforce its rights pursuant to this Agreement.  WRL agrees that it will at all times hereafter at the request of Rosenthal, make do and execute all such further acts, agreements, assurances and other documents and instruments as shall be reasonably required to enable Rosenthal, at any time after and during the continuance of Client’s default under the Factoring Agreement, to collect all sums due or to become due under or in connection with the Licensing Agreement according to the intent and purpose of this Agreement.  Rosenthal agrees that it will not send the Trigger notice to Licensee unless and until it has a reasonable belief that a default has occurred under the Factoring Agreement.

4.           WRL will not, without the prior written consent of Rosenthal, amend or consent to an amendment of the License Agreement.

IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed by their corporate officers thereunto duly authorized and their corporate seals to be hereto affixed as of the 29th day of September, 2010.

WILLIAM RAST LICENSING, LLC

By:  /s/ Colin Dyne
Name:  Colin Dyne
Title:

Accepted:

ROSENTHAL & ROSENTHAL, INC.

By:
J. Michael Stanley
Managing Director

The undersigned hereby: (1) consents in all respects to the foregoing Agreement (the “Subject Agreement”) and, at all times after the Trigger Notice is received by it from Rosenthal until instructed otherwise by Rosenthal, agrees to pay directly and only to Rosenthal & Rosenthal, Inc. at 1370 Broadway, New York, NY  10018 (“Rosenthal”) any and all sums payable by the undersigned to William Rast Licensing, LLC pursuant to the License Agreement (as such terms are defined in the Subject Agreement); and (2) represents and warrants that the document annexed to the Subject Agreement (a) is a true and correct copy of the License Agreement; (b) is in full force and effect and (c) to the undersigned’s knowledge, no default has occurred thereunder; and (3) agrees not to (a) amend or (b) consent to the amendment of the License Agreement without the prior written consent of Rosenthal.

Any notice which, pursuant to the terms hereof must be sent by Rosenthal to the undersigned must be sent by certified or registered mail and shall be deemed given and effective when received by Licensee at: Viva Optique, Inc., 3140 Rte. 22 W, Somerville, NJ  08876, Attention: ____________.

VIVA OPTIQUE, INC. By: ________________________ Name: Title:

2